EVOLVE SOFTWARE, INC.

            AMENDED AND RESTATED 2002 NONSTATUTORY STOCK OPTION PLAN

     1.     Purposes  of  the  Plan.  The  purposes  of  this Nonstatutory Stock
            -----------------------
Option  Plan  are:

            - to attract and retain the best available personnel for positions of substantial responsibility,

            -    to  provide  additional  incentive  to  Service Providers, and

            -    to  promote  the  success  of  the  Company's  business.

            Options granted under the Plan will be Nonstatutory Stock Options.

     2.     Definitions.  As used herein, the following definitions shall apply:
            -----------

            (a)  "Administrator"  means  the  Board  or any of its Committees as
                  -------------
shall be administering the Plan, in accordance with Section 4 of the Plan.

            (b) "Applicable Laws" means the requirements relating to the
                 ---------------
administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

            (c) "Board" means the Board of Directors of the Company.
                 -----
            (d) "Code" means the Internal Revenue Code of 1986, as amended.
                 ----
            (e) "Committee" means a committee of Directors appointed by the
                 ---------
Board in accordance with Section 4 of the Plan.

            (f) "Common Stock" means the Common Stock of the Company.
                 ------------
            (g) "Company" means Evolve Software, Inc., a Delaware corporation.
                 -------
            (h) "Consultant" means any person, including an advisor, engaged by
                 ----------
the Company or a Parent or Subsidiary to render services to such entity.

            (i) "Director" means a member of the Board.
                 --------
            (j) "Disability" means total and permanent disability as defined in
                 ----------
Section 22(e)(3) of the Code.

            (k) "Employee" means any person, including Officers, employed by the
                 --------
Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

            (l) "Exchange Act" means the Securities Exchange Act of 1934, as
                 ------------
amended.

            (m) "Fair Market Value" means, as of any date, the value of Common
                 -----------------
Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

            (n) "Notice of Grant" means a written or electronic notice
                 ---------------
evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

            (o) "Officer" means a person who is an officer of the Company within
                 -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (p) "Option" means a nonstatutory stock option granted pursuant to
                 ------
the Plan, that is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            (q) "Option Agreement" means an agreement between the Company and an
                 ----------------
Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

            (r) "Optioned Stock" means the Common Stock subject to an Option.
                 --------------
            (s) "Optionee" means the holder of an outstanding Option granted
                 --------
under the Plan.

            (t) "Parent" means a "parent corporation," whether now or hereafter
                 ------
existing, as defined in Section 424(e) of the Code.

            (u) "Plan" means this Amended and Restated 2002 Nonstatutory Stock
                 ----
Option Plan.

            (v) "Service Provider" means an Employee, Consultant or Director.
                 ----------------
            (w) "Share" means a share of the Common Stock.
                 -----
            (x) "Subsidiary" means a "subsidiary corporation," whether now or
                 ----------
      hereafter existing, as defined in Section 424(f) of the Code.

     3.     Stock  Subject to the Plan.  Subject to the provisions of Section 12
            --------------------------
of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 3,500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

            If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

     4.     Administration  of  the  Plan.
            -----------------------------

            (a) Administration. The Plan shall be administered by (i) the Board
                --------------
or (ii) a Committee, which committee shall be constituted to satisfy Applicable Laws.

            (b) Powers of the Administrator. Subject to the provisions of the
                ---------------------------
Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock;

               (ii) to select the Service Providers to whom Options may be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

               (v) to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

               (viii) to institute an Option Exchange Program;

               (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (x) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to subplans established for the purpose of satisfying applicable foreign laws;

               (xi) to modify or amend each Option (subject to Section 14(b) of the Plan), including the discretionary authority to extend the posttermination exercisability period of Options longer than is otherwise provided for in the Plan;

               (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

               (xiii) to determine the terms and restrictions applicable to Options;

               (xiv) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

               (xv) to make all other determinations deemed necessary or advisable for administering the Plan.

            (c) Effect of Administrator's Decision. The Administrator's
                ----------------------------------
decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

     5.     Eligibility.  Options may be granted to Service Providers; provided,
            -----------
however, that notwithstanding anything to the contrary contained in the Plan, Options may not be granted to Officers and Directors, other than as inducement grants for newly appointed Officers and Directors.

     6.     Limitation. Neither the Plan nor any Option shall confer upon an
            ----------
Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

     7.     Term  of  Plan.  The Plan shall become effective upon its adoption
            --------------
by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

     8.     Term of Option. The term of each Option shall be stated in the
            --------------
Option Agreement.

     9.     Option  Exercise  Price  and  Consideration.
            -------------------------------------------

            (a) Exercise Price.
                --------------

               (i) With respect to Shares granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be not less than 110% of the Fair Market Value per Share on the date of grant.

               (ii) With respect to Shares granted to any other Service Provider, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value on the date of grant pursuant to a merger or other corporate transaction.

            (b) Waiting Period and Exercise Dates. At the time an Option is
                ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

            (c) Form of Consideration. The Administrator shall determine the
                ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

               (i) cash;

               (ii) check;

               (iii) promissory note;

               (iv) other Shares, provided Shares acquired from the Company, (A) have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

               (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Companysponsored deferred compensation program or arrangement;

               (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

               (viii) any combination of the foregoing methods of payment.

     10.     Exercise  of  Option.
             --------------------

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option
                -----------------------------------------------
granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Except in the case of Options granted to Officers, Directors, and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted. An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

               Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Relationship as a Service Provider. If an
                -------------------------------------------------
Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within thirty (30) days of termination, or such longer period of time as specified in the Option Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (c) Disability of Optionee. If an Optionee ceases to be a Service
                ----------------------
Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within six (6) months of termination, or such longer period of time as specified in the Option Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (d) Death of Optionee. If an Optionee dies while a Service Provider,
                -----------------
the Option may be exercised within six (6) months following Optionee's death, or such longer period of time as specified in the Option Agreement, to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to Optionee's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee's estate or by the person(s) to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     11.     NonTransferability of Options.  Unless determined otherwise by the
             -----------------------------
Administrator, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee, only by the Optionee. If the Administrator in its sole discretion makes an Option transferable, such Option may only be transferred (i) by will,
(ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act.

     12.     Adjustments,  Dissolution  or  Liquidation  or  Change  in Control.
             ------------------------------------------------------------------

            (a) Adjustments. In the event that any dividend or other
                -----------
distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, splitup, spinoff, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may (in its sole discretion) adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Option.

            (b) Dissolution or Liquidation. In the event of the proposed
                --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

            (c) Merger or Asset Sale. In the event of a merger of the Company
                --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock, immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     13.     Date  of  Grant.  The  date of grant of an Option shall be, for all
             ---------------
purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     14.     Amendment  and  Termination  of  the  Plan.
             ------------------------------------------

            (a) Amendment and Termination. The Board may at any time amend,
                -------------------------
alter, suspend or terminate the Plan.

            (b) Effect of Amendment or Termination. No amendment, alteration,
                ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to options granted under the Plan prior to the date of such termination.

     15.     Conditions  Upon  Issuance  of  Shares.
             --------------------------------------

            (a) Legal Compliance. Shares shall not be issued pursuant to the
                ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            (b) Investment Representations. As a condition to the exercise of an
                --------------------------
Option the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     16.     Inability  to  Obtain  Authority.  The  inability of the Company to
             --------------------------------
obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17.     Reservation  of Shares.  The Company, during the term of this Plan,
             ----------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18.     Stockholder  Approval.  Intentionally  omitted.
             ---------------------

     19.     Information to Optionees and Purchasers. The Company shall provide
             ---------------------------------------
to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

     20.     Limitation.  The Company shall not issue any Option if the issuance
             ----------
of such Option would cause the aggregate of all shares of the Company's capital stock underlying all issued and outstanding Options and stock purchase rights (whether or not issued under the Plan) to exceed 30% (or such higher percentage approved by the Company's securityholders in accordance with Section 260.140.45 of Title 10 of the California Code of Regulations) of the Company's issued and outstanding capital stock (with shares of preferred stock being counted on an as if converted to common stock basis); provided, however, that this prohibition shall terminate and be of no further force or effect at such time as the Company shall become a "listed corporation" within the meaning of Section 301.5 of the California Corporations Code.

                              EVOLVE SOFTWARE, INC.

            AMENDED AND RESTATED 2002 NONSTATUTORY STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the Amended and Restated 2002 Nonstatutory Stock Option Plan shall have the same defined meanings in this Stock Option Agreement.

I.     NOTICE  OF  STOCK  OPTION  GRANT
       --------------------------------

       NAME:

       ADDRESS:

     The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Date of Grant
                                       --------------------------------
     Vesting Commencement Date
                                       --------------------------------
     Exercise Price per Share          $
                                       --------------------------------
     Total Number of Shares Granted
                                       --------------------------------
     Total Exercise Price              $
                                       --------------------------------
     Type  of  Option:                 Nonstatutory  Stock  Option
                                       --------------------------------
     Term/Expiration  Date:
                                       --------------------------------

     Vesting  Schedule:
     -----------------
     This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

     [25% OF THE SHARES SUBJECT TO THE OPTION SHALL VEST TWELVE MONTHS AFTER THE VESTING COMMENCEMENT DATE, AND 1/48 OF THE SHARES SUBJECT TO THE OPTION SHALL VEST EACH MONTH THEREAFTER ON THE SAME DAY OF THE MONTH AS THE VESTING COMMENCEMENT DATE, SUBJECT TO OPTIONEE CONTINUING TO BE A SERVICE PROVIDER ON SUCH DATES.]

     Termination Period:
     -------------------

     This Option shall be exercisable for three (3) months after Optionee ceases to be a Service Provider. Upon Optionee's death or Disability, this Option may be exercised for one (1) year after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.     AGREEMENT
        ---------

     1.     Grant  of Option.  The Plan Administrator of the Company hereby
            ----------------
grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(b) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

     2.     Exercise  of  Option.
            --------------------

            (a) Right to Exercise. This Option shall be exercisable during its
                -----------------
      term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

            (b) Method of Exercise. This Option shall be exercisable by delivery
                ------------------
      of an exercise notice in the form attached as Exhibit A (the "Exercise
                                                    ---------
      Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

            No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3.     Method  of  Payment.  Payment of the aggregate Exercise Price shall
            -------------------
be  by  any  of  the following, or a combination thereof, at the election of the
Optionee:

            (a) cash or check;

            (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

            (c) surrender of other Shares which, (i) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     4.     Restrictions  on  Exercise.  This  Option may not be exercised until
            --------------------------
such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

     5.     Non-Transferability of Option.  This Option may not be transferred
            -----------------------------
in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     6.     Term of Option.  This Option may be exercised only within the term
            --------------
set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     7.     Tax Consequences.  Set forth below is a brief summary as of the date
            ----------------
of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

            (a) Exercise of NSO. There may be a regular federal income tax
                ---------------
liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

            (b) Disposition of Shares. If Shares are held for at least one (1)
                ---------------------
year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

     8.     Withholding Taxes.  Optionee agrees to make appropriate arrangements
            -----------------
with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

     9.     Entire Agreement; Governing Law.  The Plan is incorporated herein by
            -------------------------------
reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the

Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of California.

     10.     No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES
             ---------------------------------
THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE                                        EVOLVE  SOFTWARE,  INC.

----------------------------                    --------------------------------
Signature                                       By


----------------------------                    --------------------------------
Print  Name                                     Title


----------------------------

----------------------------
Residence  Address

                                    EXHIBIT A
                                    ---------

                              EVOLVE SOFTWARE, INC.

            AMENDED AND RESTATED 2002 NONSTATUTORY STOCK OPTION PLAN

                                 EXERCISE NOTICE

Evolve  Software,  Inc.
1400  65th  Street,  Suite  100
Emeryville,  California  94608
Attention:  [__________]

     1. Exercise of Option. Effective as of today, _____________, _____, the
        ------------------
undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase ________________ shares of the Common Stock (the "Shares") of Evolve Software, Inc. (the "Company") under and pursuant to the Amended and Restated 2002 Nonstatutory Stock Option Plan (the "Plan") and the Stock Option Agreement dated ____________, ____ (the "Option Agreement").

     2. Delivery of Payment. Optionee herewith delivers to the Company the full
        -------------------
purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

     3. Representations of Optionee. Optionee acknowledges that Optionee has
        ---------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by
        ---------------------
the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in
Section 12 of the Plan.

     5. Tax Consultation. Optionee understands that Optionee may suffer adverse
        ----------------
tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     6. Successors and Assigns. The Company may assign any of its rights under
        ----------------------
this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     7. Interpretation. Any dispute regarding the interpretation of this
        --------------
Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

     8. Governing Law; Severability. This Exercise Notice is governed by the
        ---------------------------
internal substantive laws but not the choice of law rules, of California.

     9. Entire Agreement. The Plan and Option Agreement are incorporated herein
        ----------------
by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

OPTIONEE                                        EVOLVE  SOFTWARE,  INC.

----------------------------                    --------------------------------
Signature                                       By


----------------------------                    --------------------------------
Print  Name                                     Title

Address:
                                                150  Spear  Street,  Suite  11
----------------------------                    San  Francisco, California 94105

----------------------------

                                                --------------------------------
                                                Date  Received